Supplement dated March 28, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2017
On January 25, 2017, the Fund's Board of Trustees approved two new subadvisers to manage new sleeves of the Fund. Effective on or about March 29, 2017 (the Effective Date), TCW Investment Management Company LLC (TCW) assumes day-to-day management of a portion of the Fund's portfolio. It is currently expected that Guggenheim Partners Investment Management, LLC (Guggenheim) will assume day-to-day management of a portion of the Fund's portfolio later in 2017. The Fund intends to supplement the Prospectus and Summary Prospectus to include additional information about Guggenheim and the Guggenheim sleeve of the Fund before Guggenheim assumes day-to-day management of a portion of the Fund's portfolio.
Additionally, the changes described in this Supplement are hereby made to the Fund’s prospectus.
On the Effective Date, the second paragraph under the subsection "Principal Investment Strategies" in the summary prospectus and the "Summary of the Fund" and "More Information About the Fund" sections of the prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
On the Effective Date, the information under the subsection "Principal Risks" in the summary prospectus and the "Summary of the Fund" section of the prospectus is hereby revised to add the following risk:
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
On the Effective Date, the information under the subsection "Fund Management” in the summary prospectus and the "Summary of the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: TCW Investment Management Company LLC (TCW)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Stephen Kane, CFA	Group Managing Director of TCW	Co-manager	March 2017
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-manager	March 2017
Tad Rivelle	Group Managing Director and Chief Investment Officer – Fixed Income of TCW since December 2009	Co-manager	March 2017
Bryan Whalen, CFA	Group Managing Director of TCW	Co-manager	March 2017
The rest of the section remains the same.
On the Effective Date, the following information is added at the end of the section "Principal Investment Strategies" in the "More Information about the Fund" section of the prospectus:
The TCW Sleeve – Unconstrained Bond Strategy
TCW intends to utilize a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The use of the term “unconstrained” in the sleeve’s name means that it is not limited by the types of investments in a particular securities index. The sleeve is not managed to be compared to any such index. The sleeve is also unconstrained in the sense that it is not limited to any single type of investment strategy.
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TCW’s portfolio management team expects to actively evaluate each investment idea based on its potential return, its risk level and how it fits within the overall sleeve in determining whether to buy or sell investments. TCW will also actively manage risks on an on-going basis to mitigate the risks of excessive losses by the sleeve overall.
TCW will invest its sleeve, which includes borrowings for investment purposes, primarily in securities and instruments it regards as debt instruments in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. TCW may invest in both investment grade and investments that are rated below investment-grade (commonly referred to as “high yield securities” or “junk bonds”), subject to investing no more than 50% of its total assets (measured at the time of investment) in securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by TCW to be of comparable quality. Under normal conditions, the average portfolio duration of the fixed-income portion of the sleeve may vary widely. There is no limit on the weighted average maturity.
TCW will invest a majority of the sleeve in U.S. securities, with the balance in foreign securities and currencies. Non-U.S. exposure may be invested in emerging markets and instruments that are economically tied to emerging market countries. A significant portion of the foreign exposure may be in non-U.S. dollar denominated securities or currencies. TCW reserves the right to hedge the sleeve’s exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but will be under no obligation to do so under any circumstances.
The sleeve may invest, without limitation, in derivatives instruments, primarily futures and forward contracts, options, currency futures, and swap agreements (typically interest- and index-linked swaps, total return swaps and credit default swaps). The sleeve may invest in preferred and common stock of domestic and foreign companies.
On the Effective Date, the information under the subsection "Principal Risks" in the "More Information About the Fund" section of the prospectus is hereby revised to add the following risk:
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
On the Effective Date, the information under the subsection "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section of the prospectus is revised to add the following to the end of the fifth paragraph:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreements with TCW and Guggenheim will be available in the Fund’s semiannual report to shareholders for the fiscal period ending February 28, 2017.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to each Subadviser’s management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
On the Effective Date, the information under the subsection "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: TCW Investment Management Company LLC (TCW)
TCW, which has served as Subadviser to the Fund since March 2017, is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. TCW is an independent registered investment adviser. TCW was organized in 1971 and provides a variety of trust, investment management and investment advisory services.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Stephen Kane, CFA	Group Managing Director of TCW	Co-manager	March 2017
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-manager	March 2017
Tad Rivelle	Group Managing Director and Chief Investment Officer – Fixed Income of TCW since December 2009	Co-manager	March 2017
Bryan Whalen, CFA	Group Managing Director of TCW	Co-manager	March 2017
Mr. Kane joined TCW in 2009 during the acquisition of Metropolitan West Asset Management, LLC (MetWest). Prior to joining TCW in December 2009, Mr. Kane was a portfolio manager and a founding partner with MetWest since 1996. Mr. Kane began his investment career in 1990 and earned a B.S. from the University of California, Berkeley and an M.B.A. from the University of Chicago Booth School of Business.

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Mr. Landmann joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Landmann was a portfolio manager and a founding partner with MetWest since 1996. Mr. Landmann began his investment career in 1986 and earned a B.S. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Rivelle joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Rivelle was Chief Investment Officer, portfolio manager and a founding partner with MetWest since 1996. Mr. Rivelle began his investment career in 1986 and earned a B.S. from Yale University, a Master's Degree in applied mathematics from the University of Southern California and an M.B.A. from UCLA Anderson.
Mr. Whalen joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Whalen was co-head of MetWest’s Securitized Products division. Mr. Whalen began his investment career in 1997 and earned a B.A. from Yale University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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